Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS SECOND-QUARTER 2014 RESULTS

LAS VEGAS - JULY 31, 2014 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2014.

Boyd Gaming reported second-quarter 2014 net revenues of $722.5 million, compared to $738.7 million during the same quarter in 2013. Total Adjusted EBITDA(1) was $160.6 million, up slightly from $160.2 million in the year-ago quarter. Adjusted EBITDA in the current quarter included a benefit of $11.8 million related to Borgata’s recent property tax settlement with the City of Atlantic City.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our second-quarter results were below expectations, principally due to continued weakness in casual play. We are actively addressing this on several fronts, including strengthening our senior management team, refining our marketing strategies, and repositioning targeted non-gaming amenities. We also continue to strengthen our balance sheet, and are on track for $200 million in additional debt reduction in 2014. Despite a tough operating environment, we remain diligently focused on improving our performance and generating long-term growth.”

Adjusted Earnings(1) for the second quarter 2014 were $5.2 million, or $0.05 per share, compared to a loss of $0.1 million, or breakeven on a per-share basis, for the same period in 2013. The calculations of Adjusted Earnings and Adjusted Earnings per share are presented in a table at the end of this press release.

On a GAAP basis, the Company reported net income of $0.7 million, or $0.01 per share, for the second quarter 2014, compared to net income of $11.6 million, or $0.13 per share, for the year-ago period. The prior-year period included income from discontinued operations of $11.8 million, net of tax, reflecting the operating results and the gain on the sale of Dania Jai-Alai, which was sold in the second quarter of 2013.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, second-quarter 2014 net revenues were $148.3 million, compared to $149.7 million in the year-ago quarter, while second-quarter 2014 Adjusted EBITDA was $36.6 million versus $38.7 million in the second quarter of 2013. Revenue and EBITDA during the quarter benefitted from continued growth in our non-gaming business, offset by lower hold and significantly higher utility costs.

Downtown
In the Downtown Las Vegas segment, net revenues were $55.6 million in the second quarter of 2014, versus $56.1 million in the year-ago period. Adjusted EBITDA was $8.6 million in the current period, compared to $9.3 million in the second quarter of 2013. Though the entire Fremont Street area saw unusually low visitation levels in May and June, we increased our market share in Downtown Las Vegas during the quarter. Visitation has since recovered.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $209.1 million, compared to $224.3 million in the second quarter of 2013. Adjusted EBITDA was $42.2 million versus $48.6 million in the year-ago period.

Increased gaming capacity impacted our operations in the Biloxi, Shreveport and central Illinois markets. These markets accounted for virtually all of the EBITDA decline in the Midwest and South segment.

During the second quarter of 2014, the Peninsula segment reported net revenues of $127.8 million and Adjusted EBITDA of $45.3 million. This compares to net revenues of $135.8 million and Adjusted EBITDA of $48.3 million in the second quarter of 2013.

Kansas Star’s year-over-year EBITDA trends improved from the first quarter to the second. On a year-over-year basis, Kansas Star increased margins in the second quarter by 255 basis points to 45.2%. The Company also continued the introduction of the B Connected player loyalty program at the five Peninsula properties, and expects to complete the rollout by the end of the third quarter of 2014.

Borgata
Borgata, the Company’s 50% joint venture, reported second-quarter 2014 net revenues of $181.9 million, including $6.7 million from its online gaming operations. This compares to $172.9 million in revenues reported in the year-ago period. Adjusted EBITDA, which included an $11.8 million property tax-related benefit, was $42.6 million in the second quarter of 2014, up from $27.8 million in the year-ago period. Excluding the tax-related benefit, Borgata’s Adjusted EBITDA rose nearly 11% year-over-year.

The property saw growth in slots, table games and hotel revenues. Borgata continued to outperform the competition, growing its share of the Atlantic City gaming market by more than 240 basis points during the quarter.

Year-To-Date Results
For the six months ended June 30, 2014, Boyd Gaming reported net revenues of $1.43 billion, compared to $1.47 billion in the prior-year period. Total Adjusted EBITDA was $305.1 million, versus $323.7 million in the second quarter of 2013.

Adjusted Earnings for the current period were $1.1 million, or $0.01 per share, compared to $1.3 million, or $0.01 per share, during the first six months of 2013.

On a GAAP basis, the Company reported a net loss of $5.5 million, or $0.05 per share, for the six months ended June 30, 2014. This compares to net income of $4.3 million, or $0.05 per share, in the year-ago period. The prior-year period included income of $10.8 million, after tax, related to discontinued operations.

Balance Sheet Statistics
As of June 30, 2014, Boyd Gaming had cash on hand of $162.5 million, including $28.0 million related to Peninsula and $32.8 million related to Borgata.

Total debt was $4.33 billion, of which $1.12 billion was related to Peninsula and $804.7 million was related to Borgata.

Full-Year Guidance
Given current business trends, Boyd Gaming is revising its previously provided full-year guidance. For the full-year 2014, the Company now projects total Adjusted EBITDA of $580 million to $600 million. This revised guidance assumes that results for the third and fourth quarter will be similar to comparable periods last year.

Conference Call Information
Boyd Gaming will host its conference call to discuss second-quarter 2014 results today, July 31, at 5:00 p.m. Eastern. The conference call number is (888) 317-6003, passcode 2654057. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or http://www.videonewswire.com/event.asp?id=100136

Following the call’s completion, a replay will be available by dialing (877) 344-7529 today, July 31, beginning at 7:00 p.m. Eastern and continuing through Friday, August 8, at 9 a.m. Eastern. The conference number for the replay will be 10050177. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2014	2013	2014	2013
Revenues
Gaming	$618,914	$627,926	$1,227,671	$1,260,485
Food and beverage	110,353	112,804	216,996	224,578
Room	70,362	67,154	134,742	131,009
Other	41,173	41,898	80,133	81,209
Gross revenues	840,802	849,782	1,659,542	1,697,281
Less promotional allowances	118,268	111,034	228,659	222,949
Net revenues	722,534	738,748	1,430,883	1,474,332

Costs and expenses
Gaming	288,214	287,801	573,388	585,063
Food and beverage	61,196	64,242	118,465	124,295
Room	14,481	15,955	27,651	29,055
Other	30,362	31,199	58,154	59,373
Selling, general and administrative	111,379	127,000	236,058	251,028
Maintenance and utilities	43,023	41,042	86,287	80,251
Depreciation and amortization	65,898	70,318	132,077	140,356
Corporate expense	17,621	15,148	37,541	30,504
Preopening expenses	1,790	789	2,574	3,154
Impairments of assets	293	5,032	1,926	5,032
Asset transactions costs	1,859	614	2,014	3,627
Other operating charges and credits, net	(561)	229	(747)	1,795
Total costs and expenses	635,555	659,369	1,275,388	1,313,533
Operating income	86,979	79,379	155,495	160,799

Other expense (income)
Interest income	(470)	(570)	(946)	(1,226)
Interest expense, net of amounts capitalized	75,296	88,126	150,799	183,808
Loss on early extinguishments of debt	904	2,372	1,058	2,372
Other, net	670	47	382	(471)
Total other expense, net	76,400	89,975	151,293	184,483

Income (loss) from continuing operations before income taxes	10,579	(10,596)	4,202	(23,684)
Income taxes	(5,241)	4,102	(10,089)	6,526
Income (loss) from continuing operations, net of tax	5,338	(6,494)	(5,887)	(17,158)
Income from discontinued operations, net of tax	—	11,753	—	10,790
Net income (loss)	5,338	5,259	(5,887)	(6,368)
Net (income) loss attributable to noncontrolling interest	(4,669)	6,368	374	10,711
Net income (loss) attributable to Boyd Gaming Corporation	$669	$11,627	$(5,513)	$4,343

Basic net income (loss) per common share
Continuing operations	$0.01	$—	$(0.05)	$(0.07)
Discontinued operations	—	0.13	—	0.12
Basic net income (loss) per common share	$0.01	$0.13	$(0.05)	$0.05
Weighted average basic shares outstanding	109,884	89,230	109,819	88,606

Diluted net income (loss) per common share
Continuing operations	$0.01	$—	$(0.05)	$(0.07)
Discontinued operations	—	0.13	—	0.12
Diluted net income (loss) per common share	$0.01	$0.13	$(0.05)	$0.05
Weighted average diluted shares outstanding	110,813	90,265	109,819	89,447

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2014	2013	2014	2013
Net Revenues by Reportable Segment
Las Vegas Locals	$148,270	$149,690	$299,713	$302,517
Downtown Las Vegas	55,552	56,128	111,285	110,211
Midwest and South	209,104	224,273	420,740	453,390
Peninsula	127,754	135,780	250,027	269,693
Borgata	181,854	172,877	349,118	338,521
Net revenues	$722,534	$738,748	$1,430,883	$1,474,332

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$36,581	$38,723	$76,588	$77,928
Downtown Las Vegas	8,551	9,297	17,878	16,408
Midwest and South	42,199	48,625	86,297	98,307
Peninsula	45,282	48,323	90,043	99,035
Wholly owned property Adjusted EBITDA	132,613	144,968	270,806	291,678
Corporate expense (1)	(14,625)	(12,628)	(28,795)	(24,266)
Wholly owned Adjusted EBITDA	117,988	132,340	242,011	267,412
Borgata	42,598	27,847	63,044	56,252
Adjusted EBITDA	160,586	160,187	305,055	323,664

Other operating costs and expenses
Deferred rent	904	958	1,811	1,915
Depreciation and amortization	65,898	70,318	132,077	140,356
Preopening expenses	1,790	789	2,574	3,154
Share-based compensation expense	3,424	2,894	9,905	6,985
Impairments of assets	293	5,032	1,926	5,032
Asset transactions costs	1,859	614	2,014	3,627
Other operating charges and credits, net	(561)	203	(747)	1,796
Total other operating costs and expenses	73,607	80,808	149,560	162,865
Operating income	86,979	79,379	155,495	160,799
Other non-operating items
Interest expense, net	74,826	87,556	149,853	182,582
Loss on early extinguishments of debt	904	2,372	1,058	2,372
Other, net	670	47	382	(471)
Total other non-operating items, net	76,400	89,975	151,293	184,483
Income (loss) from continuing operations before income taxes	10,579	(10,596)	4,202	(23,684)
Income taxes	(5,241)	4,102	(10,089)	6,526
Income (loss) from continuing operations, net of tax	5,338	(6,494)	(5,887)	(17,158)
Income from discontinued operations, net of tax	—	11,753	—	10,790
Net income (loss)	5,338	5,259	(5,887)	(6,368)
Net (income) loss attributable to noncontrolling interest	(4,669)	6,368	374	10,711
Net income (loss) attributable to Boyd Gaming Corporation	$669	$11,627	$(5,513)	$4,343
_______________________________________________

(1) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2014	2013	2014	2013
Corporate expense as reported on Consolidated Statements of Operations	$17,621	$15,148	$37,541	$30,504
Corporate share-based compensation expense	(2,996)	(2,520)	(8,746)	(6,238)
Corporate expense as reported on the above table	$14,625	$12,628	$28,795	$24,266

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss) Per Share to
Adjusted Earnings (Loss) Per Share
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2014	2013	2014	2013
Net income (loss) attributable to Boyd Gaming Corporation	$669	$11,627	$(5,513)	$4,343
Less: income from discontinued operations, net of tax (1)	—	(11,753)	—	(10,790)
Adjusted net income (loss) attributable to Boyd Gaming Corporation	669	(126)	(5,513)	(6,447)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1,554	735	2,305	5,033
Loss on early extinguishments of debt	904	2,372	1,058	2,372
Impairments of assets	293	—	1,926	—
Asset transactions costs	1,858	544	2,015	3,223
Other operating charges and credits, net	(561)	229	(345)	1,795
Other (income) loss	670	—	295	(817)

Pretax adjustments related to Borgata:
Preopening expenses	236	54	269	54
Valuation adjustments related to consolidation, net	(634)	(243)	(1,268)	(502)
Impairments of assets	—	5,032	—	5,032
Asset transactions costs	1	70	(1)	404
Other operating charges and credits, net	—	—	(402)	—
Total adjustments	4,321	8,793	5,852	16,594

Income tax effect for above adjustments	18	(6,337)	63	(6,368)
Impact on noncontrolling interest, net	199	(2,458)	703	(2,496)
Adjusted earnings (loss)	$5,207	$(128)	$1,105	$1,283

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.01	$0.13	$(0.05)	$0.05
Less: income from discontinued operations, net of tax (1)	—	(0.13)	—	(0.12)
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	0.01	—	(0.05)	(0.07)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	0.01	0.02	0.06
Loss on early extinguishments of debt	0.01	0.02	0.01	0.02
Impairments of assets	—	—	0.01	—
Asset transactions costs	0.02	0.01	0.02	0.04
Other operating charges and credits, net	—	—	—	0.02
Other (income) loss	0.01	—	—	(0.01)

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	—
Valuation adjustments related to consolidation, net	(0.01)	—	(0.01)	(0.01)
Impairments of assets	—	0.06	—	0.06
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	—	—	—	—
Total adjustments	0.04	0.10	0.05	0.18

Income tax effect for above adjustments	—	(0.07)	—	(0.07)
Impact on noncontrolling interest, net	—	(0.03)	0.01	(0.03)
Adjusted earnings per share	$0.05	$—	$0.01	$0.01

Weighted average shares outstanding	110,813	89,230	109,819	89,447
_______________________________________________
(1) Results for the prior year period are adjusted to exclude the financial results of Dania Jai-Alai, which was sold during the second quarter of 2013.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$334,090	$118,225	$—	$452,315	$166,599	$—	$618,914
Food and beverage	66,679	9,610	—	76,289	34,064	—	110,353
Room	40,760	—	—	40,760	29,602	—	70,362
Other	30,861	4,825	(4,821)	30,865	10,308	—	41,173
Gross revenues	472,390	132,660	(4,821)	600,229	240,573	—	840,802
Less promotional allowances	54,643	4,906	—	59,549	58,719	—	118,268
Net revenues	417,747	127,754	(4,821)	540,680	181,854	—	722,534

Costs and expenses
Gaming	166,260	56,954	—	223,214	65,000	—	288,214
Food and beverage	36,786	6,165	—	42,951	18,245	—	61,196
Room	10,788	—	—	10,788	3,693	—	14,481
Other	18,338	8,201	(4,821)	21,718	8,644	—	30,362
Selling, general and administrative	70,231	12,593	—	82,824	28,555	—	111,379
Maintenance and utilities	24,520	3,382	—	27,902	15,121	—	43,023
Depreciation and amortization	33,443	18,325	—	51,768	14,130	—	65,898
Corporate expense	17,236	385	—	17,621	—	—	17,621
Preopening expenses	1,130	424	—	1,554	236	—	1,790
Impairments of assets	293	—	—	293	—	—	293
Asset transactions costs	1,755	103	—	1,858	1	—	1,859
Other, net	(578)	17	—	(561)	—	—	(561)
Total costs and expenses	380,202	106,549	(4,821)	481,930	153,625	—	635,555

Operating income from Borgata	14,115	—	—	14,115	—	(14,115)	—

Operating income	51,660	21,205	—	72,865	28,229	(14,115)	86,979

Other expense (income)
Interest income	—	(470)	—	(470)	—	—	(470)
Interest expense, net of amounts capitalized	38,293	19,175	—	57,468	17,828	—	75,296
Loss on early extinguishments of debt	—	904	—	904	—	—	904
Other, net	756	(86)	—	670	—	—	670
Other non-operating expenses from Borgata, net	9,446	—	—	9,446	—	(9,446)	—
Total other expense, net	48,495	19,523	—	68,018	17,828	(9,446)	76,400

Income (loss) from continuing operations before taxes	3,165	1,682	—	4,847	10,401	(4,669)	10,579
Income taxes	(3,686)	(492)	—	(4,178)	(1,063)	—	(5,241)
Income (loss) from continuing operations, net of tax	(521)	1,190	—	669	9,338	(4,669)	5,338
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(521)	1,190	—	669	9,338	(4,669)	5,338
Net income attributable to noncontrolling interest	—	—	—	—	—	(4,669)	(4,669)
Net income (loss) attributable to Boyd Gaming Corporation	$(521)	$1,190	$—	$669	$9,338	$(9,338)	$669

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net income per common share
Continuing operations				$0.01			$0.01
Discontinued operations				—			—
Basic net income per common share				$0.01			$0.01
Weighted average basic shares outstanding				109,884			109,884

Diluted net income per common share
Continuing operations				$0.01			$0.01
Discontinued operations				—			—
Diluted net income per common share				$0.01			$0.01
Weighted average diluted shares outstanding				110,813			110,813
_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$351,927	$126,617	$—	$478,544	$149,382	$—	$627,926
Food and beverage	67,606	10,075	—	77,681	35,123	—	112,804
Room	38,679	—	—	38,679	28,475	—	67,154
Other	31,584	4,570	(5,106)	31,048	10,850	—	41,898
Gross revenues	489,796	141,262	(5,106)	625,952	223,830	—	849,782
Less promotional allowances	54,600	5,481	—	60,081	50,953	—	111,034
Net revenues	435,196	135,781	(5,106)	565,871	172,877	—	738,748

Costs and expenses
Gaming	172,811	59,798	—	232,609	55,192	—	287,801
Food and beverage	36,369	6,814	—	43,183	21,059	—	64,242
Room	10,749	—	—	10,749	5,206	—	15,955
Other	18,457	8,350	(5,106)	21,701	9,498	—	31,199
Selling, general and administrative	73,016	14,362	—	87,378	39,622	—	127,000
Maintenance and utilities	23,348	3,241	—	26,589	14,453	—	41,042
Depreciation and amortization	32,547	22,268	—	54,815	15,503	—	70,318
Corporate expense	14,367	781	—	15,148	—	—	15,148
Preopening expenses	644	91	—	735	54	—	789
Impairments of assets	—	—	—	—	5,032	—	5,032
Asset transactions costs	491	53	—	544	70	—	614
Other, net	94	135	—	229	—	—	229
Total costs and expenses	382,893	115,893	(5,106)	493,680	165,689	—	659,369

Operating income from Borgata	3,594	—	—	3,594	—	(3,594)	—

Operating income	55,897	19,888	—	75,785	7,188	(3,594)	79,379

Other expense (income)
Interest income	(17)	(553)	—	(570)	—	—	(570)
Interest expense, net of amounts capitalized	46,469	20,813		67,282	20,844	—	88,126
Loss on early extinguishments of debt	2,372	—	—	2,372	—	—	2,372
Other, net	(2,793)	2,840	—	47	—	—	47
Other non-operating expenses from Borgata, net	9,961	—	—	9,961	—	(9,961)	—
Total other expense, net	55,992	23,100	—	79,092	20,844	(9,961)	89,975

Income (loss) from continuing operations before taxes	(95)	(3,212)	—	(3,307)	(13,656)	6,367	(10,596)
Income taxes	5,381	(2,200)	—	3,181	921	—	4,102
Income (loss) from continuing operations, net of tax	5,286	(5,412)	—	(126)	(12,735)	6,367	(6,494)
Income from discontinued operations, net of tax	11,753	—	—	11,753	—	—	11,753
Net income (loss)	17,039	(5,412)	—	11,627	(12,735)	6,367	5,259
Net loss attributable to noncontrolling interest	—	—	—	—	—	6,368	6,368
Net income (loss) attributable to Boyd Gaming Corporation	$17,039	$(5,412)	$—	$11,627	$(12,735)	$12,735	$11,627

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Three Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net income per common share
Continuing operations				$—			$—
Discontinued operations				0.13			0.13
Basic net income per common share				$0.13			$0.13
Weighted average basic shares outstanding				89,230			89,230

Diluted net income per common share
Continuing operations				$—			$—
Discontinued operations				0.13			0.13
Diluted net income per common share				$0.13			$0.13
Weighted average diluted shares outstanding				90,265			90,625

_______________________________________________

(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$675,294	$232,092	$—	$907,386	$320,285	$—	$1,227,671
Food and beverage	132,820	19,058	—	151,878	65,118	—	216,996
Room	79,571	—	—	79,571	55,171	—	134,742
Other	62,033	8,723	(9,502)	61,254	18,879	—	80,133
Gross revenues	949,718	259,873	(9,502)	1,200,089	459,453	—	1,659,542
Less promotional allowances	108,477	9,847	—	118,324	110,335	—	228,659
Net revenues	841,241	250,026	(9,502)	1,081,765	349,118	—	1,430,883

Costs and expenses
Gaming	334,759	110,165	—	444,924	128,464	—	573,388
Food and beverage	72,274	12,251	—	84,525	33,940	—	118,465
Room	21,174	—	—	21,174	6,477	—	27,651
Other	37,000	15,513	(9,502)	43,011	15,143	—	58,154
Selling, general and administrative	141,135	24,966	—	166,101	69,957	—	236,058
Maintenance and utilities	47,601	6,592	—	54,193	32,094	—	86,287
Depreciation and amortization	67,296	36,790	—	104,086	27,991	—	132,077
Corporate expense	36,733	808	—	37,541	—	—	37,541
Preopening expenses	1,696	609	—	2,305	269	—	2,574
Impairments of assets	1,926	—	—	1,926	—	—	1,926
Asset transactions costs	1,895	120	—	2,015	(1)	—	2,014
Other, net	(428)	83	—	(345)	(402)	—	(747)
Total costs and expenses	763,061	207,897	(9,502)	961,456	313,932	—	1,275,388

Operating income from Borgata	17,593	—	—	17,593	—	(17,593)	—

Operating income	95,773	42,129	—	137,902	35,186	(17,593)	155,495

Other expense (income)
Interest income	(4)	(942)	—	(946)	—	—	(946)
Interest expense, net of amounts capitalized	76,788	38,493	—	115,281	35,518	—	150,799
Loss on early extinguishments of debt	—	1,058	—	1,058	—	—	1,058
Other, net	365	17	—	382	—	—	382
Other non-operating expenses from Borgata, net	17,967	—	—	17,967	—	(17,967)	—
Total other expense, net	95,116	38,626	—	133,742	35,518	(17,967)	151,293

Income (loss) from continuing operations before taxes	657	3,503	—	4,160	(332)	374	4,202
Income taxes	(5,386)	(4,287)	—	(9,673)	(416)	—	(10,089)
Income (loss) from continuing operations, net of tax	(4,729)	(784)	—	(5,513)	(748)	374	(5,887)
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	—	—
Net income (loss)	(4,729)	(784)	—	(5,513)	(748)	374	(5,887)
Net loss attributable to noncontrolling interest	—	—	—	—	—	374	374
Net income (loss) attributable to Boyd Gaming Corporation	$(4,729)	$(784)	$—	$(5,513)	$(748)	$748	$(5,513)

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2014
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	Eliminations	Boyd Gaming Consolidated
Basic net loss per common share
Continuing operations				$(0.05)			$(0.05)
Discontinued operations				—			—
Basic net loss per common share				$(0.05)			$(0.05)
Weighted average basic shares outstanding				109,819			109,819

Diluted net loss per common share
Continuing operations				$(0.05)			$(0.05)
Discontinued operations				—			—
Diluted net loss per common share				$(0.05)			$(0.05)
Weighted average diluted shares outstanding				109,819			109,819
_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Interest Entity) (2)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$712,896	$252,527	$—	$965,423	$295,062	$—	$—	$1,260,485
Food and beverage	135,754	19,766	—	155,520	69,058	—	—	224,578
Room	75,860	—	—	75,860	55,149	—	—	131,009
Other	63,179	8,266	(10,277)	61,168	20,041	1,933	(1,933)	81,209
Gross revenues	987,689	280,559	(10,277)	1,257,971	439,310	1,933	(1,933)	1,697,281
Less promotional allowances	111,294	10,866	—	122,160	100,789	—	—	222,949
Net revenues	876,395	269,693	(10,277)	1,135,811	338,521	1,933	(1,933)	1,474,332

Costs and expenses
Gaming	352,168	116,557	—	468,725	116,338	—	—	585,063
Food and beverage	72,394	13,514	—	85,908	38,387	—	—	124,295
Room	20,852	—	—	20,852	8,203	—	—	29,055
Other	37,662	15,813	(10,277)	43,198	16,175	—	—	59,373
Selling, general and administrative	147,899	28,732	—	176,631	74,397	—	—	251,028
Maintenance and utilities	45,162	6,320	—	51,482	28,769	—	—	80,251
Depreciation and amortization	65,280	43,965	—	109,245	31,111	—	—	140,356
Corporate expense	28,637	1,867	—	30,504	—	—	—	30,504
Preopening expenses	4,942	91	—	5,033	54	—	(1,933)	3,154
Impairments of assets	—	—	—	—	5,032	—	—	5,032
Asset transactions costs	3,060	163	—	3,223	404	—	—	3,627
Other, net	1,662	133	—	1,795	—	—	—	1,795
Total costs and expenses	779,718	227,155	(10,277)	996,596	318,870	—	(1,933)	1,313,533

Operating income from Borgata	9,825	—	—	9,825	—	—	(9,825)	—

Operating income	106,502	42,538	—	149,040	19,651	1,933	(9,825)	160,799

Other expense (income)
Interest income	(144)	(1,082)	—	(1,226)	—	—	—	(1,226)
Interest expense, net of amounts capitalized	96,614	43,199		139,813	41,618	2,377		183,808
Loss on early extinguishments of debt	2,372	—	—	2,372	—	—	—	2,372
Other, net	(2,792)	2,321	—	(471)	—	—	—	(471)
Other non-operating expenses from Borgata, net	20,092	—	—	20,092	—	—	(20,092)	—
Total other expense, net	116,142	44,438	—	160,580	41,618	2,377	(20,092)	184,483

Income (loss) from continuing operations before taxes	(9,640)	(1,900)	—	(11,540)	(21,967)	(444)	10,267	(23,684)
Income taxes	11,984	(6,891)	—	5,093	1,433	—	—	6,526
Income (loss) from continuing operations, net of tax	2,344	(8,791)	—	(6,447)	(20,534)	(444)	10,267	(17,158)
Income from discontinued operations, net of tax	10,790	—	—	10,790	—	—	—	10,790
Net income (loss)	13,134	(8,791)	—	4,343	(20,534)	(444)	10,267	(6,368)
Net loss attributable to noncontrolling interest	—	—	—	—	—	444	10,267	10,711
Net income (loss) attributable to Boyd Gaming Corporation	$13,134	$(8,791)	$—	$4,343	$(20,534)	$—	$20,534	$4,343

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statements of Operations
Six Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
(In thousands, except per share data)	Excluding Peninsula Segment	Peninsula Segment	Eliminations	Total	Borgata (1)	LVE (Variable Interest Entity) (2)	Eliminations	Boyd Gaming Consolidated
Basic net income per common share
Continuing operations				$(0.07)				$(0.07)
Discontinued operations				0.12				0.12
Basic net income per common share				$0.05				$0.05
Weighted average basic shares outstanding				88,606				88,606

Diluted net income per common share
Continuing operations				$(0.07)				$(0.07)
Discontinued operations				0.12				0.12
Diluted net income per common share				$0.05				$0.05
Weighted average diluted shares outstanding				89,447				89,447

_______________________________________________

(1)
Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

(2)
Boyd Gaming's contractual agreements with LVE were terminated on March 4, 2013, in connection with the sale of the Echelon development site. As a result, Boyd Gaming ceased consolidation of LVE as of that date. The financial results presented for LVE include only that portion of the period that the variable interest entity was consolidated by Boyd Gaming.

Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance. We do not provide a reconciliation of forward-looking non-GAAP financial measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets, asset transactions costs, loss on early extinguishments of debt and other operating charges, net, and Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, impairments of assets, write-downs and other charges, net, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and Borgata's preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: the Company’s continued progress implementing strategic initiatives that will help improve its performance and enhance profitable topline growth; the Company’s plan to continue transforming and upgrading selected products to better appeal to consumers nationwide; the Company’s plan to reduce debt by $200 million in 2014; the Company’s belief that it is taking the right actions to strengthen its portfolio and position it for long-term growth; that the Company’s Fremont Street area has recovered; that the Company expects to complete the rollout of the B Connected player loyalty program at the five Peninsula properties by the end of the third quarter 2014; and discussion under the heading “Full-Year Guidance.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects in Florida, California and other jurisdictions; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.